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                                                                   Exhibit 10.11


                      FIRST AMENDMENT TO LEASE AGREEMENT
                      ----------------------------------

     This First Amendment to Lease Agreement ("Amendment") is dated effective as
                                               ---------
of the 10th day of January, 2000, by and between DALMAC/GOLDCOR PROJECT NO. SHILOH III, LTD., a Texas limited partnership ("Landlord") and PANJA INC., a
                                                --------
Texas corporation ("Tenant").
                    ------

                               R E C I T A L S:

     WHEREAS, DalMac/GoldCor Real Estate Venture, Ltd., a Texas limited partnership, and Tenant did enter into that certain Lease Agreement dated November 22, 1999 (the "Lease"); and
                        -----

     WHEREAS, the Lease described the Land and the Lease did make further reference in Rider 4 to the Adjacent Land; and

     WHEREAS, DalMac/GoldCor Real Estate Venture, Ltd. did plat each of the Land and the Adjacent Land by Final Plat filed for record on December 13, 1999, recorded in Volume L, Page 596 of the Map Records of Collin County, Texas; and

     WHEREAS, although the actual square footage involved in each of the Land and the Adjacent Land has not changed, the parties desire from and after the date of this Amendment to utilize the platted descriptions for each of the Land and the Adjacent Land in lieu of the Exhibits currently attached to the Lease.

     NOW, THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt, sufficiency and adequacy of each of which is hereby expressly acknowledged, the parties hereto do hereby agree as follows:

     1.   Legal Descriptions. From and after the effective date of this
          ------------------
Amendment, the Land and the Adjacent Land, as each term is defined in the Lease, shall mean the descriptions contained on Exhibit "A" and Exhibit "A-1",
                                         -----------     -------------
respectively, in lieu of the descriptions contained on Exhibit "A" to the Lease.
                                                       -----------

     2.   Miscellaneous. Except as expressly modified herein, all remaining
          -------------
terms and conditions of the Lease Agreement shall remain in full force as set forth therein. Terms and provisions as utilized herein shall have the same meaning and effect as used in the Lease Agreement unless expressly modified herein.

     3.   Facsimile Signatures. For purposes of this Assignment, the parties
          --------------------
agree that they will accept and rely upon facsimile transmission and execution of this Assignment to be binding upon each other. To the extent the parties choose to rely upon execution by facsimile execution and transmission of this Assignment, the parties shall cause "ink signed originals" of the Assignment to be executed and distributed to each of the parties.

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     4.   Counterparts. This Assignment may be executed in multiple counterparts
          ------------
(each of which is to be deemed an original for all purposes).

     EXECUTED as of the day and year first above written.

                                    LANDLORD:
                                    --------

                                    DALMAC/GOLDCOR PROJECT NO. SHILOH III, LTD., a Texas limited partnership

                                    By:  DALMAC SHILOH-GOLD III, LTD.,
                                         A Texas limited partnership

                                         By:  DALMAC SHILOH III, INC.,
                                              A Texas corporation,
                                              General Partner

                                               By: /s/ S. Randall Hearne
                                                  -------------------------
                                                    S. Randall Hearne,
                                                    Secretary/Treasurer

                                    TENANT:
                                    ------

                                    PANJA INC.,
                                    a Texas corporation

                                    By: /s/ Joe Hardt
                                        -----------------------------------
                                        Name:  Joe Hardt
                                             ------------------------------
                                        Title: President & CEO
                                               ----------------------------
                                                                               2
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                                  EXHIBIT "A"
                                  ----------

                               LEGAL DESCRIPTION
                                  OF THE LAND

Lot 4, Block A, of Telecom Park Addition, an Addition to the City of Richardson, Collin County, Texas, according to the Plat thereof recorded in Volume L, Page 596, of the Map Records of Collin County, Texas.

                                                                               3
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                                 EXHIBIT "A-1"
                                 ------------

                              LEGAL DESCRIPTION
                             OF THE ADJACENT LAND

Lot 5, Block A, of Telecom Park Addition, an Addition to the City of Richardson, Collin County, Texas, according to the Plat thereof recorded in Volume L, Page 596, of the Map Records of Collin County, Texas.

                                                                               4